UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): October 26, 2023
INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of Principal Executive Offices) (Zip Code)
   Registrant’s telephone number, including area code: (408) 523-2100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISRG	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On October 26, 2023, the Board of Directors (the “Board”) of Intuitive Surgical, Inc. (the “Company”) appointed Sreelakshmi Kolli to the Board effective as of October 27, 2023. The Board also increased the authorized number of members of the Board to 12, effective as of October 27, 2023.
Pursuant to the Company’s compensation program for its non-employee directors, Ms. Kolli will receive an annual cash retainer of $70,000 for service as a member of the Board, which amount will be prorated for her service through the next annual meeting of stockholders. On November 10, 2023, Ms. Kolli will receive, pursuant to the Company’s Amended and Restated 2010 Incentive Award Plan, initial grants of an option to purchase shares of the Company’s common stock with a value of $70,000 (“Target Stock Option Value”) and restricted stock units (“RSUs”) with a value of $70,000 (“Target RSU Value”). The number of shares underlying the stock option granted will be determined by dividing the Target Stock Option Value by one-third of the 60 trading-day average closing price of the Company’s common stock, as reported by Nasdaq, through the last trading day of the month prior to the grant date (the “60 Trading-Day Average”). The number of RSUs granted will be determined by dividing the Target RSU Value by the 60 Trading-Day Average. Each grant will vest fully on the earlier of (i) the first anniversary of the grant date or (ii) the next annual meeting of stockholders following the grant date, subject to Ms. Kolli’s continued service to the Company through such date.
In addition, the Company has entered into its standard form of indemnity agreement with Ms. Kolli.
There are no transactions in which Ms. Kolli had or will have a direct or indirect material interest that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.
On October 31, 2023, the Company issued a press release announcing the appointment of Ms. Kolli, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description.
99.1	Press release issued by Intuitive Surgical, Inc., dated October 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: October 31, 2023	By:	/S/ JAMIE E. SAMATH
Name: Jamie E. Samath
Title: Senior Vice President and Chief Financial Officer